UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-1209

Bridges Investment Fund, Inc.

(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256

Omaha, Nebraska 68114

(Address of principal executive offices)

Edson L. Bridges II

8401 West Dodge Road, Suite 256

Omaha, Nebraska 68114

(Name and address of agent for service)

Registrant's telephone number, including area code: (402) 397-4700

Date of fiscal year end: December 31

Date of reporting period: January 1, 2003 to December 31, 2003

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Item 1.  Reports to Stockholders

BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road
256 Durham Plaza
Omaha, Nebraska 68114
(402) 397-4700

FORTY-FIRST

ANNUAL SHAREHOLDER REPORT

2003

Contents of Report

Pages 1 - 9             Shareholder Letter

Exhibit 1                 Statement of Income and Expenses by Calendar Quarter
    Page 10             for the Year Ended December 31, 2003

Exhibit 2                 Historical Financial Information

Exhibit 3                 Portfolio Transactions During the Period From October 1, 2003

    Pages 12 - 13     through December 31, 2003

Exhibit 4                 Reports to Stockholders of Management Companies

Page 15                 Independent Auditors' Report

Pages 16 - 29        Audited Financial Statements for the Year Ended
                                December 31, 2003

MD&A 1 - 14         Management Discussion and Analysis

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF BRIDGES INVESTMENT FUND, INC. AND IS UNDER NO CIRCUMSTANCES TO BE CONSTRUED AS AN OFFERING OF SHARES OF THE FUND. SUCH OFFERING IS MADE ONLY BY PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY INQUIRY TO THE FUND'S OFFICE.

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BRIDGES INVESTMENT FUND, INC.
 8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile    402-397-8617

Directors

Frederick N. Backer
Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Roger A. Kupka
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L.B. Thomas
John K. Wilson

Officers

Edson L. Bridges II	Chairman and
Chief Executive Officer
Edson L. Bridges III	President and
Chief Investment Officer
Randall D. Greer	Vice President
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Auditors

Deloitte & Touche LLP
First National Tower
1601 Dodge Street, Suite 3100
Omaha, Nebraska 68102

Corporate Counsel	Counsel to Independent Directors

Baird, Holm	Koley, Jessen, P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel

Ballard, Spahr, Andrews & Ingersoll, LLP
1225 Seventeenth Street, Suite 2300
Denver, Colorado 80202

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January 21, 2004

Dear Shareholder:

Results

In 2003, Bridges Investment Fund, Inc. (BIF) had a total return of 35.63%, based on a year-end 2002 net asset value of $23.10 per share, a year-end 2003 net asset value of $31.10 per share, and a net investment income of $0.24 per share during 2003. Assuming a shareholder owned the Fund for an entire year and reinvested dividends on the payable dates, the compound total return for the year was 35.83%.

The total returns for the Fund over the past five years are summarized in the table below. This table includes comparable measurements for the Standard & Poor's 500 (S&P 500) stock index. Because the Fund also owns fixed income securities, the total returns for the Salomon Brothers 7-10 year Corporate Bond Index are also included in the table below:

Yr. Over Yr. % Returns                                                                             Yr. End Asset Allocation

                                                                Salomon Bros.

                                                                    7-10 Yr.                                     %                         %

Year         BIF             S&P 500             Corp. Index         Year             Equities             Fixed
2003	35.83	28.63	9.62	2003	90.6	9.4
2002	-25.14	-22.10	10.30	2002	88.8	11.2
2001	-18.89	-11.88	9.94	2001	82.7	17.3
2000	-14.09	-9.10	10.83	2000	83.1	16.9
1999	38.90	21.04	-3.02	1999	86.3	13.7

                                                                                                                                    Salomon

                                                                                                                                    Bros. 7-10 Yr.

                                                                                                                                    Corporate

                                                                      BIF             S&P 500          Index
Three year compound % annual total return:	-6.20	-4.02	9.93
Five year compound % annual total return:	-0.38	-0.56	7.39

In 2003, equity returns were generally positive, breaking a three-year string of negative stock market returns from 2000 through 2002, during which time the S&P 500 fell 48% from its all-time high in March, 2000, to a bear market low in October, 2002. Our investment results in 2002 were particularly frustrating because stock prices declined significantly despite a generally improving economic climate and good corporate earnings performance (S&P 500 operating earnings increased 21% in 2002 versus 2001). However, in 2003, investors responded positively to a continuation of favorable news for the economy and corporate earnings.

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Shareholder Letter                                                       2                                          January 21, 2004

While 4th Quarter, 2003, corporate earnings results are not completely reported, it appears that for the full year in 2003, S&P 500 operating earnings advanced approximately 18% over 2002. Interest rates rose modestly during the year, as the yield on the 10-year Treasury Note increased from 3.81% at year-end 2002 to 4.25% at year-end 2003, but investors focused on the significantly higher level of corporate profitability that marked 2003, as the S&P 500, NASDAQ Composite, and Dow Jones Industrial Average posted total returns of 28.6%, 50.8%, and 28.3% respectively during the year.

The Fund's common stocks generally enjoyed outstanding stock price performance during 2003, driven primarily by (1) strong year-over-year gains in earnings and (2) improved levels of valuation. The Fund's top three equity positions by market value at the end of 2002 all enjoyed strong price appreciation during 2003; Capital One advanced 106%, Alcoa rose 67%, and Altria, (formerly Philip Morris) had a total return of 43% during 2003 versus a total return of 28.6% for the S&P 500 during the year.

Generally speaking, the market rewarded those companies with greater economic sensitivity and higher growth rates during 2003, as investors sought out shares of companies with more leverage to a brightening economic environment and a stock market characterized by significantly more positive investor sentiment, which seemed to be helped by early success in the war in Iraq in late March.

The following table summarizes the performance of the Fund's top ten common stockholdings:

(2003 Results of the Fund's Top Ten Common Stocks)
		12/31/03%		% of	Tot. Rtn.	Tot. Rtn.	EPS	EPS			EPS LT
No. of		Fair	of	Tot. Net	% Chg.	% Chg.	5 Yr. Hist.	% Chg.	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	Qtr.	12 Mos.	Gr. Rate	03 Vs.02	2003	2004	Gr. Rate
53,500	Capital One	$ 3,279,015	5.8%	5.2%	7.5%	106.2%	31%	21%	12.9	11.4	15%
40,000	Altria	2,176,800	3.8%	3.5%	24.2%	34.3%	10%	1%	11.8	11.2	9%
30,000	Best Buy	1,567,200	2.8%	2.5%	9.9%	116.3%	22%	7%	27.4	21.9	15%
40,000	Alcoa	1,520,000	2.7%	2.4%	45.3%	66.8%	-7%	27%	32.2	21.3	14%
50,000	Gap	1,160,500	2.0%	1.9%	35.6%	49.5%	-21%	98%	21.7	19.0	15%
20,000	Morgan Stanley	1,157,400	2.0%	1.8%	14.7%	45.0%	-7%	11%	18.4	15.2	12%
45,000	MBNA	1,118,250	2.0%	1.8%	9.0%	30.7%	21%	22%	13.9	12.2	14%
22,000	Harrah's Ent.	1,094,940	1.9%	1.7%	18.2%	25.7%	23%	-2%	16.9	16.2	13%
30,000	Home Depot	1,064,700	1.9%	1.7%	11.4%	47.8%	17%	17%	19.5	17.4	13%
25,000	First Data	1,027,250	1.8%	1.6%	2.8%	16.0%	21%	14%	21.6	18.9	15%
		$15,166,055	26.7%	24.2%

	Total Equities	$56,697,416		90.6%
	Total Net Assets	$62,586,435

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Shareholder Letter                                                     3                                              January 21, 2004

(2002 Results of the Fund's Top Ten Common Stocks)
		12/31/02%		% of	Tot. Rtn.	Tot. Rtn.	EPS	EPS			EPS LT
No. of		Fair	of	Tot. Net	% Chg.	% Chg.	5 Yr. Hist.	% Chg.	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	Qtr.	12 Mos.	Gr. Rate	02 Vs.01	2002	2003	Gr. Rate
70,000	Capital One	$ 2,080,400	5.0%	4.5%	-14.9%	-44.9%	30%	35%	7.6	6.6	20%
60,000	Alcoa	1,366,800	3.3%	3.0%	18.0%	-35.9%	3%	-31%	22.6	14.3	15%
30,000	Philip Morris	1,215,900	2.9%	2.7%	4.5%	-11.6%	11%	3%	8.9	8.6	10%
18,000	Freddie Mac	1,062,900	2.6%	2.3%	5.6%	-9.7%	21%	21%	11.6	10.3	14%
400	Berkshire B	969,200	2.3%	2.1%	-1.8%	-4.0%	-12%	-	-	-	-
40,000	Best Buy	966,000	2.3%	2.1%	8.2%	-51.4%	32%	42%	13.7	-	18%
17,000	Johnson&Johnson	913,070	2.2%	2.0%	-0.7%	-9.1%	13%	18%	23.9	20.5	14%
22,000	Harrah's Entertain.	871,200	2.1%	1.9%	-17.9%	7.0%	21%	47%	13.2	12.3	15%
170,000	Level 3 Comm.	833,000	2.0%	1.8%	26.0%	-2.0%	-	53%	-	-	9%
20,000	Morg.Stanley DW	798,400	1.9%	1.7%	17.8%	-28.6%	4%	-11%	14.1	13.0	13%
		$11,076,870	26.6%	24.1%

	Total Equities	$40,726,994		88.8%
	Total Net Assets	$45,854,541

The following table summarizes the performance of the Fund's common stocks over the past five years:

BIF Common Stock % Total Returns

Year	BIF Stocks	S&P 500
2003	41.50	28.63
2002	-30.85	-22.10
2001	-22.95	-11.88
2000	-17.74	-9.10
1999	46.60	21.04

The Fund's solid investment performance during 2003 placed it in the top 12% (12th percentile) of large cap growth mutual funds in the rankings of a leasing mutual fund evaluator; the Fund currently ranks in the 17th, 18th, 23rd, and 36th percentiles for the trailing 1, 3, 5, and 10-year time frames, respectively, in such leading mutual fund evaluator's large cap growth fund category. The Fund's emphasis on taking a longer-term approach to investing clearly hurt its results in 2002, as we stayed the course throughout the year despite relentlessly declining stock prices. However, our long-term focus paid off nicely in 2003's sharp market recovery, and we believe the Fund's current rankings in the leading mutual fund evaluator's database validate our emphasis on making good long-term investment decisions irrespective of short-term market volatility.

Notwithstanding strong price performance for most of the Fund's portfolio holdings in 2003, we believe that current valuation metrics for the Fund's holdings indicate that the potential is still good for solid returns going forward. At present, we believe that most of the Fund's equity positions currently trade at valuation levels that are well below historic averages viewed from a range of different valuation approaches.

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Shareholder Letter                                                 4                               January 21, 2004

While the strong equity returns of 2003 suggest that the easy money typically available in the initial stages of a bear market recovery has been made, current equity market valuation levels give us confidence that the ongoing improvement in the economy that we expect to unfold over the next 12-24 months should lead to satisfactory stock market returns as well.

We expect stocks to outperform bonds during 2004, as it is likely that interest rates will rise as the economy continues to recover and demand for credit increases. We believe stock valuations, despite the strong price advance of 2003, remain reasonable relative to historic valuation parameters and the current level of earnings and interest rates. At present, the S&P 500 trades at approximately 18x estimated 2004 operating earnings of $62 per share, not much above its long-term median despite interest rates being still at relatively low levels versus historic norms. Consensus expectations for equity returns for 2004 seem to center around 7-11%; we believe there is a decent probability that equity returns for the year could surprise significantly on the upside, if earnings growth remains strong, interest rates do not rise materially above 5.5% on the 10-year note (we expect interest rates to rise on balance during 2004 and spend most of the year in a range between 4.5 to 5.5%), and if there are no major global-political-terrorist shocks (admittedly, a lot of "ifs").

We believe earnings comparisons will become much more difficult in the second half of 2004, and we expect to gradually move our equity focus from offense to defense in terms of economic sensitivity as the year wears on. Stable growth has significantly underperformed cyclical growth over the past 12 months; we believe that this dynamic could be in the process of reversing by the end of 2004. We expect 2004 will be marked by significant capital markets volatility, driven by heightened global-political risks, uncertainty regarding the dollar and the economic recovery, and the cacophony of political rhetoric that accompanies an election year. Despite these risks, we think the potential exists for equities to generate good returns for investors in 2004.

Our investment approach in the Fund will continue to focus on identifying those companies which we believe have the best long-term combination of strong business operating characteristics and attractive valuation metrics. While we would anticipate a shift in the portfolio from a relatively more offensive posture (emphasizing companies with greater economic sensitivity and higher long-term earnings growth prospects) toward a more defensive posture (companies with relatively less economic sensitivity and a higher degree of earnings consistency) over the course of the year, we nonetheless will continue to emphasize those companies which we believe offer shareholders excellent long-term total returns and significant, enduring business franchise quality.

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Shareholder Letter                                                 5                                                                January 21, 2004

Financial Statements

Details regarding the Fund's Audited Financial Statements will appear in the Independent Auditors' Report, in the Schedule of Portfolio Investments, in the Statement of Assets and Liabilities, in the Statement of Operations, in the Statements of Changes in Net Assets, in the Notes to Financial Statements, and in the Financial Highlights. This information appears on pages 17 to 31 of this report.

Exhibits

Our audited financial statements are supplemented by four Exhibits that appear immediately after this letter. Exhibit 1 records the income and expenses of the Fund for each calendar quarter for 2003. Exhibit 2 sets forth the annual financial history of the Fund since 1963. Exhibit 3 itemizes the purchases, sales, and other transactions in the Fund's portfolio for the quarter that ended December 31, 2003, and Exhibit 4 provides a required report concerning the votes cast on matters that were acted upon at the last Annual Meeting of Shareholders.

Dividend

On October 7, 2003, the Board of Directors declared a quarterly dividend from the net investment income earned during the October-December Quarter of 2003 and from any undistributed net investment income that was earned during 2003. This dividend was declared to be payable on January 21, 2004, from net investment income that was accrued through December 31, 2003, to shareholders of record on December 31, 2003. This dividend resolution by the Board of Directors authorized the Chairman and the Treasurer to set the exact amount for the year-end payment. These officers of the Fund determined this dividend from interest and dividends to be $.06445 per share at the close of business on December 31, 2003. The Board of Directors confirmed and ratified the $.06445 per share dividend amount at their most recent regular meeting held on January 13, 2004.

The Fund's customary administrative practice is to distribute 100% of the net investment income each year. Federal tax law and regulations require a payout of at least 98% of the net investment income for any fiscal year in order to avoid taxation within the Fund's Statement of Operations. On December 31, 2003, the Chairman and the Treasurer elected to retain $6,724 of net investment income for 2003. This sum fell within the 2% safe harbor to avoid taxation. Management and the Board anticipate that the $6,724 amount will be included as a part of the next regular quarterly dividend payment.

Tax Information

A letter of explanation regarding the taxability of the dividend payments made by the Fund during 2003 will precede or accompany this letter to you. You should provide a copy of this tax information letter, dated January 21, 2004, to your tax preparer or consultant. This letter specifies the accounting facts and numbers that are necessary for the preparation of a federal income tax return.

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Shareholder Letter                                                        6                                           January 21, 2004

Form 1099-DIV

Bridges Investor Services, Inc. has prepared and will issue a Form 1099 DIV for 2003 for your shareholder account on or before February 2, 2004.

Market Value Information

Investors who own Individual Retirement Act and Standard Retirement Plan accounts in the Fund will receive a special message on the enclosed dividend reinvestment confirmation statement to disclose the market value of your account as of December 31, 2003. This information will be utilized in the filing of the Form 5498 and the Form 5500 EZ reports to the appropriate federal authorities by our personnel later on in the year 2004.

Proxy Statement

The 2003 edition of the Notice of Annual Meeting of Shareholders and Proxy Statement is mailed with this Annual Report. The Annual Meeting of Shareholders is scheduled to be held on February 24, 2004, at 11:00 a.m. at the offices of the Fund. Your presence at the Annual Meeting is requested by proxy or in person. A postage paid, return addressed envelope and the Proxy are enclosed for your execution and return to the Fund.

Shareholder Statements

Those shareholders who held directly or indirectly 1% or more of the total shares outstanding for the Fund on any quarterly dividend distribution date will receive with the proxy statement mailing a standardized form to make a written statement as to their direct and indirect ownership of the Fund's shares. The Fund's personnel will provide you with the correct number of shares to include on the Shareholder Statement form. An Explanation Sheet has also been provided for background information. Please return your Shareholder Statement form with your proxy.

Prompts to Certain Information

Introduction Our Annual Reports have become books in terms of their length and the complexity due to the great number of subjects to be covered therein. Management is aware of this problem as a barrier to reading appeal and to the development of an understanding of the most important information to glean from a myriad of figures and topics. With that concern in mind, the following "prompts" may be helpful.

Exhibit 2 and Footnote (6) The Fund maintained its 41-year record of increasing its total shares outstanding in every year of its operations over the prior year. There were 2,016,560 shares outstanding at December 31, 2003, up 26,791 shares or 1.4% for 2003 from the 1,989,769 shares outstanding at the end of 2002. This achievement to extend our Firm's record of maintaining growth in shares outstanding at the end of each year is a tribute to you, the shareholders, who follow the guidance provided in these letters to stay with the investment objective of the Fund and to maintain your positions for future positive returns during the worst three-year bear market for common stocks since 1929-1932.

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Shareholder Letter                                                    7                                         January 21, 2004

Financial Highlights (Page 31) In 2003, the Ratio of Net Investment Income to Average Net Assets rebounded to 0.91% from 0.79% in the prior year. This improvement was achieved in spite of historically low short-term interest rates during the year, and our progress represents a conscious effort to fulfill the Fund's secondary objective of the development of a modest amount of net investment income. This improvement was made difficult by an inability to contain operating expenses related to the absorption of unavoidable increases for audit expenses and legal costs that will be discussed in the Best Practices section of this letter.

The Fund's portfolio turnover rate increased to 26% in 2003, up from 23% in 2002. These low turnover numbers confirm that the Fund's management follows the Fund's policy commitment to maintain long-term investment positions. The Fund's investment results for 2003 show that the capital growth and the investment income objectives can prosper together as has been the case for most of our 41 years. The Total Income From Investment Operations of $8.23 per share for 2003 represents an important first step in our recovery toward former elevated levels in net asset value per share.

Best Practices

Since the early 1960's, the Fund has been a member of the Investment Company Institute located in Washington, D.C. This mutual fund industry association provides many kinds of assistance and information to its members as a guide for positive regulatory compliance and progressive business practices. In May, 1981, the Fund and its investment manager adopted our first code of ethics directed to protect access to security research information, to prevent improper personal trading activities, and to restrict other possible actions that might represent conflict of interest situations. We strengthened our adherence to high ethical behavior with amendments to the code to comply with new legislation on the use of insider information in 1988, and a requirement for expanded financial disclosures by personnel of the investment manager was added in the mid-1990's.

By 1999, the Institute was recommending that their member funds create independent director classifications for their boards of directors as a pathway for strict oversight of the investment manager for the Fund. Under the new regime, the powers of the Audit Committee of the Board of Directors were to be expanded, and an Administration and Nominating Committee was to be established. A major responsibility for this new Committee is to identify and select new members to the Board of Directors to reduce and eventually eliminate the influence of the investment manager with respect to the composition of the Board. The independent directors were encouraged to select their own lead person to direct their affairs. Further, the suggestion was made that the independent directors obtain their own legal counsel paid for from the Fund's annual investment income.

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Shareholder Letter                                                       8                                    January 21, 2004

Although there was no apparent need for these actions at our Fund, Bridges Investment Counsel, Inc. brought these proposed best practices to the Board of Directors in October, 1999, and we embarked on these voluntary activities that became mandatory in various ways in 2002 and 2003 under various legislative and regulatory initiatives. As the new structure came into being, the Board also opted for a restated and expanded Code of Ethics that redefined access persons and moved toward an expanded internal compliance structure within the investment manager's organization.

The point of the foregoing discussion is that your Fund has been on the leading edge of positive change. A companion observation is that the new activities are costly in terms of additional operating expenses that are reported in the Fund's financial statements. There is a substantial amount of uncompensated professional time, not recorded anywhere, that is committed to seeing that the new compliance programs are effective.

There have been benefits in the sense that the Audit Committee conducted a search for a new auditor of the Fund by considering candidates on a national scale with the basic requirement that the engagement partner concentrates his entire practice on S.E.C. matters. The independent directors took the initiative to seek a special legal counsel with a practice focused upon open-end mutual funds. Both of these initiatives were fulfilled during the 2003 fiscal year, and very fine firms and individuals are now in place to serve our Fund.

Best practices include continuing education opportunities for our directors. During 2003, Bridges Investment Counsel, Inc. conducted six small group briefing sessions on investments, human resources, regulation, planning, and other topics related to Fund operations.

The Mutual Fund Industry

The Enron and WorldCom corporate messes of 2001 and 2002 were embarrassing for U.S. industry and financial markets. The portions of the ensuing new laws and regulations have been addressed in these and other communications. One could have hoped that corporate greed and malfeasance would have ended with the earlier troubles. However, as 2003 unfolded, investigations moved heavily in the direction of Wall Street research and unethical practices in the mutual fund industry.

With respect to mutual funds, some management groups have given privilege to subscribe and redeem shares that created arbitrage profits to special persons while possibly diluting or otherwise harming the position of continuing investors in a particular fund. There were several other abuses including the use of "soft dollar" brokerage commissions that pay for expenses of the investment manager that do not fall within a legal "safe harbor" for the use of soft dollars. Bridges Investment Fund, Inc. has not participated in any of these practices.

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Shareholder Letter                                                      9                                        January 21, 2004

In fact, management has a sense of outrage at the conditions that have been uncovered by the Attorney General for the State of New York, the Securities and Exchange Commission, and other interested persons. The result is likely to bring on more unneeded regulation for our investment advisory firms and mutual fund.

Our recommended solution for the problem is for investors in mutual fund complexes that have permitted improper behavior to move their capital into the fund organizations that set out to exhibit high ethical conduct and other fundamentally sound business premises. Rather than new laws and regulations, the solution should be to revoke the right to conduct business and close the offending mutual funds.

Referrals

Our Fund's capital base has expanded over the years almost entirely from word of mouth references. We are blessed, and please accept the appreciation of our board members and management for your presence in our Fund.

If there was ever a time when Bridges Investment Fund, Inc. deserved referrals, we believe that it is now. We have been the organization that carefully pursued the appropriate paths that deserve respect year after year. We believe our net asset value per share is still depressed from the bear market and long-term value should be present in the current quote.

We trust expanded purchases will come from existing shareholders, and we hope new investors will be referred with increasing numbers in 2004 and beyond.

Sincerely yours,

/s/ Edson L. Bridges II

Edson L. Bridges II, CFA

Chairman

 /s/ Edson L. Bridges III

Edson L. Bridges III, CFA

President

ELBII:ELBIII:kjs:elc

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Exhibit 1

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF INCOME AND EXPENSES

BY CALENDAR QUARTER

FOR THE YEAR ENDED DECEMBER 31, 2003
	March 31, 2003	June 30, 2003	September 30, 2003	December 31, 2003	Annual Total
Investment Income:
Interest	$ 78,823	$ 71,455	$ 79,539	$ 80,412	$ 310,229
Dividends	150,251	157,215	160,192	_180,588	648,246
Total Investment Income	$229,074	$228,670	$239,731	$261,000	$ 958,475

Expenses:
Management fees	$ 56,147	$ 65,646	$ 68,872	$ 76,040	$266,705
Custodian fees	8,115	9,064	9,637	10,355	37,171
Insurance	7,349	7,835	7,835	7,835	30,854
Bookkeeping services	5,621	5,466	5,614	5,435	22,136
Printing and supplies	9,306	3,317	3,639	3,246	19,508
Professional services	7,780	11,544	9,124	13,695	42,143
Dividend disbursing and transfer agent fees	8,695	6,590	6,042	6,136	27,463
Computer programming	2,250	2,250	2,250	2,250	9,000
Taxes and licenses	266	267	266	266	1,065
Independent Directors expenses & fees	3,771	4,521	4,521	5,742	18,555

Total Expenses	$109,300	$116,500	$117,800	$131,000	$474,600

NET INVESTMENT INCOME	$119,774	$112,170	$121,931	$130,000	$483,875

Sources:  Unaudited Quarterly Reports to the Shareholders of Bridges

          Investment Fund, Inc. for the March 31, June 30, and September 30

          periods.  Annual total information is per the accompanying financial statements.

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Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION

Year End Statistics

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$ 109,000	10,900	$10.00	$ -	$ -
12-31-63	159,187	15,510	10.13	.07	-
12-31-64	369,149	33,643	10.97	.28	-
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	-
12-31-67	850,119	64,427	13.20	.295	-
12-31-68	1,103,734	74,502	14.81	.315	-
12-31-69	1,085,186	84,807	12.80	.36	-
12-31-70	1,054,162	90,941	11.59	.37	-
12-31-71	1,236,601	93,285	13.26	.37	-
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	-
12-31-75	1,056,439	111,619	9.46	.35	-
12-31-76	1,402,661	124,264	11.29	.38	-
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	--
12-31-02	45,854,541	1,989,769	23.05	.20	--
12-31-03	62,586,435	2,016,560	31.04	.24	--

------------------------------------------------------------------------------------

Exhibit 3

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

OCTOBER 1, 2003, THROUGH DECEMBER 31, 2003

Securities Common Stocks Unless Described Otherwise	Bought or Received $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

Bank of America	3,000	3,000
Cardinal Health, Inc.	3,000	10,000
Colgate Palmolive Company	10,000	10,000
Concord EFS, Inc.	10,000	50,000
Duke Capital Corporation 8% Senior Notes due 10/01/2019	250M	250M
Expeditors Int'l. Washington	2,000	15,000
Fedex Corporation	10,000	10,000
First Data Corporation	10,000	25,000
Gannett, Inc.	5,000	10,000
General Mills, Inc.	7,000	7,000
Level 3 Communications 9.125% Senior Notes due 5/01/2008	100M	600M
(1) MDU Resources	7,500	22,500
Marsh & McLennan Companies	4,000	12,000
Nelnet, Inc. Class A	15,000	15,000
Paychex, Inc.	10,000	10,000
Progressive Corporation	5,000	5,000
(2) United Online, Inc.	7,500	22,500
Viacom, Inc. Class B	5,000	15,000
Various Issues of Commercial Paper Notes Purchased during 4th Quarter, 2003	12,188M	975M

(1) Received 7,500 shares in a 3-for-2 stock split on October 30, 2003.

(2) Received 7,500 shares in a 3-for-2 stock split on November 3, 2003.

------------------------------------------------------------------------------------

Exhibit 3

(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

OCTOBER 1, 2003, THROUGH DECEMBER 31, 2003

Securities Common Stocks Unless Described Otherwise	Sold or Exchanged $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

Alcoa, Inc.	20,000	40,000
Altera Corporation	5,000	25,000
Analog Devices, Inc.	5,000	15,000
Applied Materials, Inc.	10,000	40,000
Automatic Data Processing	10,000	10,000
BP PLC Sponsored ADR	4,000	15,000
Best Buy, Inc.	2,500	30,000
Conagra Foods, Inc.	10,000	--
Costco Wholesale Corporation	10,000	--
Elan PLC ADR	15,000	--
Electronic Data Systems	10,000	--
General Motors Corporation Debentures 7.7% due 4/15/2016	250M	--
Intel Corporation	5,000	25,000
Medco Health Solutions, Inc.	1,206	--
Sears Roebuck & Co. Debentures 9.375% due 11/01/11	100M	--
(3) Silicon Valley Bancshares 8.25% Preferred	5,000	--
(4) U.S. Treasury Bonds 8.75% due 11/15/2008	200M	--
Various Issues of Commercial Paper Notes Maturing during 4th Quarter, 2003	12,223M	--

(3)  Called in full on December 1, 2003 at par.

(4)  Called in full on November 17, 2003 at par.

---------------------------------------------------------------------------------------------------------------------------------------------------------------------

Exhibit 4

BRIDGES INVESTMENT FUND, INC.

REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

In Accordance With

Rule 30e-1(b) of the General Rules and Regulations Promulgated Under

The Investment Company Act of 1940 as Amended

"If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1) Annual Meeting held on February 18, 2003, at 11:00 a.m.

(2) Election of Directors for one year terms (All Directors Stand for

Annual Election):

	Votes Cast
Names of Directors Elected at Meeting	For	For All Nominees Except	Withhold Authority To Vote For All Nominees

Frederick N. Backer	1,622,825	-	124
Edson L. Bridges II	1,621,863	962	124
Edson L. Bridges III	1,621,863	962	124
N. P. Dodge, Jr.	1,621,863	962	124
John W. Estabrook	1,621,863	962	124
Jon D. Hoffmaster	1,622,825	-	124
John J. Koraleski	1,622,825	-	124
Roger D. Kupka	1,622,825	-	124
Gary L. Petersen	1,622,825	-	124
John T. Reed	1,622,825	-	124
Roy A. Smith	1,622,825	-	124
Janice D. Stoney	1,621,863	962	124
L.B. Thomas	1,622,825	-	124
John K. Wilson	1,622,825	-	124

(3) A brief description for each matter voted upon at the meeting:

Matters Voted Upon	For	Against	Abstain

(a) For a proposed investment advisory contract which continues the employment of Bridges Investment Counsel, Inc. as investment adviser to the Fund for the period from April 17, 2003 through April 17, 2004	1,619,866	1,110	1,973
(b) For the ratification of the selection of Deloitte & Touche LLP as independent auditors of the Fund for the Fiscal Year ending December 31, 2003	1,620,007	-	2,942

------------------------------------------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of

Bridges Investment Fund, Inc.

Omaha, Nebraska

We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc., including the schedule of portfolio investments, as of December 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended December 31, 2003, and the financial highlights for each of the two years in the period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001, 2000, and 1999, were audited by other auditors whose report thereon dated January 10, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2003 and its financial highlights for each of the two years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Omaha, Nebraska

January 16, 2004

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

DECEMBER 31, 2003
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (90.6%)

Advertising 1.4%
Omnicom Group, Inc.	10,000	$ 654,802	$ 873,300

Airfrieght & Logistics 2.0%
Expeditors International Washington	15,000	$ 553,554	$ 564,900
Fedex Corporation	10,000	688,396	675,000
		$ 1,241,950	$ 1,239,900

Auto Parts & Equipment 0.9%
Johnson Controls	5,000	$ 385,750	$ 580,600

Banking and Finance 5.6%
Bank of America Corporation	3,000	$ 224,014	$ 241,290
Fifth Third Bancorp	10,000	486,523	591,000
First National of Nebraska, Inc.	250	401,835	987,500
State Street Corporation	15,000	62,367	781,200
Wells Fargo & Co.	15,000	515,731	883,350
		$ 1,690,470	$ 3,484,340

Beverages, Soft Drinks 1.1%
PepsiCo, Inc.	15,000	$ 192,169	$ 699,300

Building, Residential/Commercial 2.3%
Cavco Industries, Inc.*	250	$ 3,378	$ 6,000
Centex Corporation	5,000	265,517	538,250
D. R. Horton, Inc.	20,000	407,704	865,200
		$ 676,599	$ 1,409,450

Casino Hotels 1.7%
Harrah's Entertainment, Inc.*	22,000	$ 729,839	$ 1,094,940

Computers, Hardware and Software 3.2%
Cisco Systems, Inc.*	40,000	$ 361,396	$ 969,200
Microsoft Corporation*	30,000	266,000	821,100
Retek, Inc.*	25,000	369,992	232,000
		$ 997,388	$ 2,022,300

Computers, Memory Devices 0.7%
EMC Corporation/MASS*	35,000	$ 494,601	$ 452,200

Computers, Micro 0.2%
Sun Microsystems, Inc.*	30,000	$ 595,357	$ 134,100

Conglomerates, Industrial 0.5%
General Electric	10,000	$ 270,842	$ 309,800

Education, Higher 0.3%
Apollo Group, Inc.	3,000	$ 193,740	$ 203,430

Data Processing and Management 4.5%
Automatic Data Processing	10,000	$ 398,716	$ 396,100
Fair Isaac and Company, Incorporated	12,000	234,627	589,920
First Data Corporation	25,000	851,000	1,027,250
Fiserv, Inc.*	20,000	664,527	790,800
		$ 2,148,870	$ 2,804,070

*Nonincome-producing security

---------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2003
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)
Diversified Operations 1.6%
Berkshire Hathaway Inc., Class B *	350	$ 492,609	$ 985,250

Drugs, Medicines, Cosmetics 4.6%
Abbott Laboratories	15,000	$ 169,395	$ 699,000
Amgen, Inc.*	15,000	463,500	926,850
Johnson & Johnson	15,000	338,948	774,900
Merck & Co., Inc.	10,000	197,534	462,000
		$ 1,169,377	$ 2,862,750

E-Commerce 1.4%
Ebay, Inc.*	14,000	$ 453,620	$ 904,540

Electric, Generation 1.9%
AES Corporation*	70,000	$ 844,949	$ 660,800
MDU Resources Group, Inc.	22,500	351,556	535,725
		$ 1,196,505	$ 1,196,525

Electronic Components, Conductors 4.7%
Altera Corporation*	25,000	$ 664,853	$ 566,250
Analog Devices, Inc.*	15,000	539,290	684,750
Applied Materials, Inc.*	40,000	662,576	897,600
Intel Corporation	25,000	483,548	801,250
		$ 2,350,267	$ 2,949,850

Electronics 1.9%
Flextronics International Ltd.*	60,000	$ 1,175,477	$ 888,000
Solectron Corporation *	50,000	595,457	295,500
		$ 1,770,934	$ 1,183,500

Finance, Diversified 2.6%
Citigroup, Inc.	9,999	$ 481,932	$ 485,351
Morgan Stanley Dean Witter & Co.	20,000	1,127,600	1,157,400
		$ 1,609,532	$ 1,642,751

Finance, Investment Banks 1.3%
Goldman Sachs Group, Inc.	8,000	$ 694,445	$ 789,840

Finance, Real Estate 1.4%
Freddie Mac	15,000	$ 461,417	$ 874,800

Finance, Services 9.7%
Capital One Financial Corporation	53,500	$ 1,935,422	$ 3,279,015
Concord EFS, Inc.*	50,000	823,361	742,000
MBNA Corporation	45,000	921,635	1,118,250
Nelnet, Inc., Class A*	15,000	327,147	336,000
Paychex, Inc.	10,000	373,477	372,000
		$ 4,381,042	$ 5,847,265

*Nonincome-producing security

--------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2003

Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Food Processing 0.5%
General Mills, Inc.	7,000	$ 312,687	$ 317,100

Hotels/Resorts/Cruise Lines 0.6%
Carnival Corporation, Class A	10,000	$ 253,072	$ 397,300

Insurance, Brokers 0.9%
Marsh & McLennan Cos., Inc.	12,000	$ 598,462	$ 574,680

Insurance, Multiline 1.1%
American International Group, Inc.	10,000	$ 566,397	$ 662,800

Insurance, Property/Casualty 0.7%
Progressive Corporation	5,000	$ 368,147	$ 417,950

Internet Software & Services 0.6%
United Online, Inc.*	22,500	$ 283,161	$ 380,025

Machinery, Construction/Farming 1.0%
Trinity Industries, Inc.	20,000	$ 386,383	$ 616,800

Medical Products 0.4%
Stryker Corporation	3,000	$ 230,903	$ 255,030

Medical, Drugs 1.4%
Pfizer, Inc.	25,000	$ 787,050	$ 883,250

Medical, Wholesale Drug Distribution 1.0%
Cardinal Health, Inc.	10,000	$ 606,276	$ 611,600
Metal, Aluminum 2.4%
Alcoa, Inc.	40,000	$ 946,625	$ 1,520,000

Movies & Entertainment 1.1%
Viacom, Inc., Class B	15,000	$ 593,509	$ 665,700

Personal & Household Products 0.8%
Colgate Palmolive Company	10,000	$ 520,221	$ 500,500

Petroleum Producing 2.6%
BP PLC-Sponsored ADR	15,000	$ 368,832	$ 740,250
ChevronTexaco Corporation	10,000	340,535	863,900
		$ 709,367	$ 1,604,150

Publishing 1.4%
Gannett, Inc.	10,000	$ 799,707	$ 891,600

Retail, Restaurants 1.1%
Outback Steakhouse, Inc.*	15,000	$ 509,594	$ 663,150

*Nonincome-producing security

-------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2003

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2003
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Retail Stores, Apparel and Clothing 1.9%
Gap, Inc.	50,000	$ 521,360	$ 1,160,500

Retail Stores, Building Materials and Home Improvement 2.1%
The Home Depot, Inc.	30,000	$ 672,737	$ 1,064,700
Lowes Companies	5,000	276,238	276,950
		$ 948,975	$ 1,341,650

Retail Stores, Consumer Electronics 2.5%
Best Buy Company, Inc.*	30,000	$ 687,851	$ 1,567,200

Retail Stores, Department 1.2%
Target Corporation	20,000	$ 316,811	$ 768,000

Steel 0.7%
Nucor Corporation	8,000	$ 392,304	$ 448,000

Telecommunications 4.1%
Level 3 Communications *	165,000	$ 1,362,169	$ 940,500
Sprint PCS Corporation *	30,000	629,783	168,600
Vodafone Group PLC	30,000	772,993	751,200
West Corporation *	35,000	687,401	813,050
		$ 3,452,346	$ 2,673,350

Telecommunications, Equipment 0.9%
Nokia Corporation Sponsored ADR	40,000	$ 421,175	$ 680,000

Television, Cable 0.6%
Comcast Corporation, Special Class A *	12,000	$ 356,075	$ 375,480

Tobacco 3.5%
Altria Group, Inc.	40,000	$ 1,621,692	$ 2,176,800

TOTAL COMMON STOCKS (Cost $42,042,275)		$42,042,275	$56,697,416

PREFERRED STOCKS (2.3%)

Banking and Finance 0.4%
Harris Preferred Capital Corp., 7.375%, Series A	10,000	$ 250,000	$ 251,600

Financial, REITS 0.4%
Equity Office Properties Trust, 7.75% Series G	5,000	$ 134,766	$ 135,400
Public Storage, 8.00% Series R	5,000	133,250	134,700
		$ 268,016	$ 270,100

*Nonincome-producing security

-------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2003
Title of Security	Number of Shares/ Par	Cost	Fair Value

Oil Comp.,Exploration and Production 0.2%
Nexen, Inc. 9.375% Preferred, Series I	5,000	$ 125,000	$ 126,450

Total Preferred Stocks (Cost $643,016)		$ 643,016	$ 648,150

Total Preferred and Common Stock		$42,685,291	$57,345,566

DEBT SECURITIES (8.3%)

Electronic Components, Conductors 0.4%
Applied Materials, Inc. 7.125% Senior Notes due October 15, 2017	$250,000	$ 256,473	$ 280,418

Energy, Alternate Sources 0.4%
CalEnergy Co., Inc., 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 224,898

Finance, Services 2.5%
American Express Credit Corporation .800% Commercial Paper due January 2, 2004**	$600,000	$ 599,907	$ 599,907
Duke Capital Corporation 8% Senior Notes due October 1, 2019	$250,000	277,140	292,180
General Electric Credit Corporation .880% Commercial Paper due January 4, 2004**	$375,000	374,936	374,936
MBNA Corporation 7.50% Senior Notes due March 15, 2012	$250,000	268,125	284,988
		$ 1,520,108	$ 1,552,011

Food, Packaged 0.4%
Kraft Foods, Inc. 6.250% Notes due June 1, 2012	$250,000	$ 263,873	$ 272,491

Hotels and Motels 0.5%
Marriott International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 287,325

Medical, Wholesale Drug Distribution 0.5%
Cardinal Health, Inc. 6.75% Notes due February 15, 2011	$250,000	$ 260,689	$ 285,130

Retail Stores, Department 0.7%
Dillard Department Stores, Inc., 7.850% Debentures, due October 1, 2012	$150,000	$ 151,348	$ 157,110

Penney (J.C.) Co., Inc. 7.40% Notes due April 1, 2037	$250,000	$ 263,750	270,095
		$ 415,098	$ 427,205

** Commercial Paper is purchased at a discount and redeemed at par.

---------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2003
Title of Security	Number of Shares/ Par	Cost	Fair Value

Services, Data Processing 0.4%
Electronic Data Systems 7.125% Notes due October 15, 2009	$ 250,000	$ 263,750	$ 266,818

Telecommunications 0.9%
Level 3 Communications, Inc., 9.125% Senior Notes due May 1, 2008	$ 600,000	$ 438,098	$ 547,128

Tobacco 0.4%
R.J. Reynolds Holding 7.250% Notes due June 1, 2012	$ 250,000	$ 260,975	$ 242,185

U.S. Government 1.2%
U.S. Treasury, 9.375% Bonds, due February 15, 2006	$ 200,000	256,223	231,063

U.S. Treasury, 9.125% Bonds, due May 15, 2009	$ 200,000	234,910	205,938

U.S. Treasury, 7.500% Bonds, due November 15, 2016	$ 300,000	308,531	382,406
		$ 799,664	$ 819,407

TOTAL DEBT SECURITIES (Cost $4,928,796)		$ 4,928,796	$ 5,205,016

TOTAL INVESTMENTS IN SECURITIES (99.9%) (Cost $47,614,087)		$47,614,087	$62,550,582
CASH AND RECEIVABLES LESS TOTAL LIABILITIES (0.1%)			35,853
NET ASSETS, December 31, 2003 (100.0%)			$62,586,435

The accompanying notes to financial statements
are an integral part of this schedule.

------------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003

ASSETS
Investments, at fair value
Common and preferred stocks (cost $42,685,291)	$57,345,566
Debt securities (cost $4,928,796)	5,205,016
Total investments	$62,550,582

Cash	136,413
Receivables
Dividends and interest	135,722
Subscriptions to capital stock	24,894

TOTAL ASSETS	$62,847,611

LIABILITIES
Redemption of capital stock	$ 2,950
Investment advisor, management and
service fees payable	76,041
Accrued operating expenses	52,218
Distributions payable	129,967
TOTAL LIABILITIES	$ 261,176

NET ASSETS
Capital stock, $1 par value Authorized 6,000,000 shares, 2,016,560 shares outstanding	$ 2,016,560

Paid-in surplus	47,571,890
Net unrealized appreciation on investments	14,936,495
Accumulated undistributed net realized loss	(1,945,234)
Accumulated undistributed net investment income	_____ 6,724
TOTAL NET ASSETS	$62,586,435
===========

NET ASSET VALUE PER SHARE	$31.04
======

OFFERING PRICE PER SHARE	$31.04
======

REDEMPTION PRICE PER SHARE	$31.04
======

The accompanying notes are an integral
part of these financial statements.

------------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
Interest	$ 310,229
Dividends (Net of foreign withholding taxes
of $5,379)	648,246

Total Investment Income		$ 958,475

EXPENSES
Management fees	266,705
Custodian fees	37,171
Insurance and other administrative fees	30,854
Bookkeeping services	22,136
Printing and supplies	19,508
Professional services	42,143
Dividend disbursing and transfer
agent fees	27,463
Computer programming	9,000
Taxes and licenses	1,065
Independent directors expense and fees	18,555

Total Expenses		$ 474,600
NET INVESTMENT INCOME		$ 483,875

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS

Net realized loss on transactions in
investments	$ (1,491,376)

Net increase in unrealized appreciation
of investments	17,565,823

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS		$ 16,074,447

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$ 16,558,322
		=============

The accompanying notes are an integral
part of these financial statements.

------------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
	2003	2002
INCREASE IN NET ASSETS
Operations
Net investment income	$ 483,875	$ 409,162
Net realized loss on
transactions in investments	(1,491,376)	(138,613)
Net increase(decrease) in unrealized
appreciation of investments	17,565,823	(15,770,722)
Net increase(decrease) in net assets
resulting from operations	$ 16,558,322	$(15,500,173)

Net equalization credits	(47)	(5,237)

Distributions to shareholders from
Net investment income	(477,290)	(409,023)
Net realized gain from securities	--	--
Net capital share transactions	650,909	1,524,062

Total increase/(decrease) in net assets	$ 16,731,894	$(14,390,371)

NET ASSETS:
Beginning of year	$ 45,854,541	$ 60,244,912

End of year (includes $6,724 of undistributed net investment income in 2003)	$ 62,586,435 ============	$ 45,854,541 ============

The accompanying notes are an integral
part of these financial statements.

 ------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.

    A.  Investments

              Security transactions are recorded on trade date.  Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at fair value based on quoted market prices.  Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market price represents the closing bid price.  Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. The cost
        of investments reflected in the statement of assets and liabilities and         the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes.  The difference between cost and fair value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

	2003	2002	Net Change
Net unrealized appreciation (depreciation):

Aggregate gross unrealized appreciation on securities	$ 17,568,249	$ 7,520,106

Aggregate gross unrealized depreciation on securities	(2,631,754)	(10,149,434)

Net	$14,936,495	$ (2,629,328)	$ 17,565,823
	============	============	=============

            The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

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   B. Federal Income Taxes

          The Fund intends to comply with the requirements of the Internal
      Revenue Code applicable to regulated investment companies and not be subject to federal income tax.  Therefore, no income tax provision is required.  The
      Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

          The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

          For federal income tax purposes, the Fund has a capital loss carryover of $1,928,636 at December 31, 2003, which if not offset by subsequent capital gains will expire beginning in 2009. Also for federal income tax purposes, the Fund deferred the recognition of net capital losses incurred subsequent to October 31,
      2003 ("Post October Losses") of $16,598. These losses will be realized on
      January 1, 2004.

   C. Distribution To Shareholders

         The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date.  Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

   D. Equalization

         The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income.
      As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

   E. Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

      Under an Investment Advisory Contract, Bridges Investment Counsel, Inc.
    (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter,

-------------------------------------------------------------------------------------

    equivalent to 1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

      The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and
    1/2% of the average month end net asset value of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment
    Adviser as specifically identified in the Investment Advisory Contract.   There
    were no amounts reimbursed during the year ended December 31, 2003.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

      Dividend disbursing and transfer agent services are provided by Bridges Investor
    Services, Inc. (Transfer Agent).  The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.  Certain officers and directors of the Fund are also officers and directors of the Transfer
    Agent.

(4) SECURITY TRANSACTIONS

      The cost of long-term investment purchases during the year ended December 31, was:

	2003	2002

Other Securities	$13,246,819	$18,088,810
	===========	===========

      Net proceeds from sales of long-term investments during the year ended
    December 31, were:
	2003	2002

United States government obligations	$ 853,484	$ 702,000
Other Securities	12,654,679	10,209,786
Total Net Proceeds	$13,508,163	$10,911,786
	===========	===========

(5) NET ASSET VALUE

      The net asset value per share represents the effective price for all subscriptions and redemptions.

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (6) CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:

	2003	2002

Shares sold	182,181	278,124
Shares issued to shareholders in
reinvestment of net investment
income	14,521	12,549
	196,702	290,673
Shares redeemed	(169,911)	(241,399)
Net increase	26,791	49,274
	========	========

      Value of capital stock issued and redeemed is as follows:

	2003	2002

Shares sold	$ 4,894,659	$ 6,925,345
Shares issued to shareholders in
reinvestment of net investment
income	376,183	320,294
	$ 5,270,842	$ 7,245,639

Shares redeemed	(4,619,933)	(5,721,577)
Net increase	$ 650,909	$ 1,524,062
	============	============

(7) DISTRIBUTIONS TO SHAREHOLDERS

On December 31, 2003, a cash distribution was declared from net investment income accrued through December 31, 2003.  This distribution was calculated as $.06445 per share.  The dividend will be paid on January 21, 2004 to shareholders of record on December 31, 2003.

--------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS*

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Per share income and capital changes for a share outstanding for each of the last five years were:
	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Period	$23.05	$31.05	$38.59	$46.24	$34.26

Income/(Loss) From Investment Operations
Net Investment Income	$ .24	$ .20	$ .26	$ .40	$ .30
Net Gains or (Losses) on Securities (both realized and unrealized)	7.99	(8.00)	(7.54)	(6.84)	12.89
Total From Investment Operations	$ 8.23	$(7.80)	$(7.28)	$(6.44)	$13.19

Less Distributions
Dividends from net investment income	$ (.24)	$ (.20)	$ (.26)	$ (.40)	$ (.30)
Distributions from capital gains	-	-	-	(.81)	(.91)
Return of Capital	--	-	-	-	-
Total Distributions	$ (.24)	$ (.20)	$ (.26)	$(1.21)	$(1.21)

Net Asset Value, End of Period	$31.04	$23.05	$31.05	$38.59	$46.24

Total Return	35.82%	(25.13)%	(18.89)%	(14.09)%	38.90%

Ratios/Supplemental Data

Net Assets, End of Period (in thousands)	$62,586	$45,855	$60,245	$71,412	$69,736
Ratio of Expenses to Average Net Assets**	.89%	.85%	.79%	.72%	.73%
Ratio of Net Investment Income to Average Net Assets **	.91%	.79%	.79%	.95%	.78%
Portfolio Turnover Rate	26%	23%	14%	19%	16%

* Per share income and capital change data is computed using the weighted average number of shares outstanding method.

     ** Average net asset data is computed using monthly net asset value figures.

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Bridges Investment Fund, Inc.                                     January 21, 2004

Shareholder Communication

Annual Report for 2003

MANAGEMENT'S DISCUSSION AND ANALYSIS

Introduction

The following information is provided in response to Item 5 in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 5(a)

The first response under this disclosure is Item 5A.(a) that requests the management to briefly discuss those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund's investment adviser, that materially affected the performance of the Fund during the most recently completed fiscal year. The investment performance for 2003, the most recently completed fiscal year, developed a positive 35.83% total return with cash distributions reinvested in shares of capital stock in the Fund.

The relevant market conditions and the investment strategies pursued by the Fund's investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year are fully described on pages one through four of the Shareholder Letter.

Item 5(b)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund's average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears on page MD&A-5. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2003 is an integral part of the overall presentation concerning investment performance.

The assumptions for the preparation of data to compute performance for the Standard & Poor's 500 Composite Index and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear on pages MD&A-6.

The Standard & Poor's 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks would historically average between 70% to 90% of total market value in the Fund's portfolio over the last decade. This observation means that our Fund's investment record in the typical year is unlikely to match the results of a securities investment in the Standard & Poor's 500 Composite Index because the same degree of

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Shareholder Communication             MD&A-2                     January 21, 2004

risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund. In 2003, the Fund's total return exceeded the S & P's performance by a wide margin due to a considerable concentration of assets in technology and economically sensitive companies.

Item 5(c)

This response addresses the impact that any policy or practice as to the maintenance of a specified level of distributions to shareholders had on investment strategies of the Fund and the per share net asset value during the Fund's last fiscal year, 2003.

The initiative to support the primary investment objective of long term capital growth is causing a reduction in the representation of income earning assets (U.S. Treasury securities, corporate bonds, preferred stocks) as a percent of total market value for the Fund's portfolio relative to the early and middle years of the 1990's. Further, the number of common stocks held in the portfolio that do not make dividend payments has increased significantly in 1999 to 2003 time frame. This change in the composition of the common stock portion of the portfolio has diminished investment income, although a reversal of the downtrend in net investment income was achieved in 2003.

The disclosures required for Item 5(a), (b), and (c) conclude at this point in this text.

Extra Performance Information

History of Calculations for MD&A Page 3__ The table that appears on page 3 sets forth the dollars reported for a $10,000 investment in Bridges Investment Fund, Inc. and the Standard & Poor's 500 Composite Stock Index in the one year, five year, and ten year illustrations. One purpose for this presentation is to demonstrate the dynamics that result from dropping off the base year and starting with a new one. The data for each Annual Shareholder Report Management's Discussion and Analysis will be published to portray the volatility and/or consistency of the returns as they develop over the years. Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change. The level of securities prices at the opening of the $10,000 investment and the change in securities prices for the ending calculation structure the determination of the final results shown below:

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Shareholder Communication             MD&A-3                     January 21, 2004

Value of a $10,000 Investment

                                    % Chg.         % Chg.                 % Chg.

                                    From             From                 From

Annual                             Prior             Prior                 Prior

Report                             Year                 Year                 Year

Year    Investment     1 Yr.     Disclo.     5 Yr.     Disclo.     10 Yr.  Disclo.

1994     BIF, Inc.     10,033     -5.5     13,882     -19.1      27,502     - 0.6

1995     BIF, Inc.     13,066     +30.2     18,031    +29.9      27,949     + 1.6

1996     BIF, Inc.     11,792     -9.8     17,566      -2.6      28,186     + 0.8

1997     BIF, Inc.     12,229     + 3.9     20,147    +14.7      35,959     +27.6

1998     BIF, Inc.     12.712     + 3.9     24,098     +19.6     41,014     +14.1

1999     BIF, Inc.     13,891     + 9.3     33,467     +38.9     46,614     +13.6

2000     BIF, Inc.      8,591     -38.1     21,948     -34.4     39,332     -15.6

2001     BIF, Inc.      8,111     - 5.6     15,086     -31.3     26,358     -33.0

2002     BIF, Inc.      7,486     - 7.7      9,233     -38.8     18,609     -29.4

2003     BIF, Inc.     13,583     +81.4      9,843     + 6.6     23,783     +27.8

1994     S&P 500      10,122     -8.1       15,153     -23.1     37,800     - 4.7

1995     S&P 500      13,661     +35.0      21,334     +40.8     39,519     + 4.6

1996     S&P 500      12,229     -10.5      20,134     - 5.6     41,001     + 3.8

1997     S&P 500      13,332     + 9.0      25,112     +24.7     55,261     +34.8

1998     S&P 500      12,852     - 3.6      29,366     +16.3     57,706     + 4.4

1999     S&P 500      12,101     -.5.8      35,026     +19.3     53,075     - 8.8

2000     S&P 500       9,089     -24.9      23,163     -33.9     49,728     - 6.2

2001     S&P 500       8,317     - 8.5      16,616     -28.3     33,679     -32.2

2002     S&P 500       7,795     - 6.3       9,716     -41.5     24,397     -27.6

2003     S&P 500      12,863     +65.0       9,724     + 0.1     28,526     +16.9

Sources: Graphs in MD&A Reports 1994 through 2003

N.C.: Not Calculated

The foregoing data show significant variations from year to year. The phenomenon results primarily from a change in the values for the beginning and ending year in the calculations. The results for 2003 were among the best of the ten sets of measurements. With respect to the calculation for the $10,000 investments in the S&P 500 Composite Index, the values calculated do not have deductions for operating expenses and brokerage expenses that are reflected in the values shown for the comparative investment in the

Fund. The values shown for the S&P 500 Composite Index may not be similar to data prepared by other issuers of this same information due to the methodology and timing for the reinvestment of dividends received by S&P companies. Please refer to MD&A, page 5, for the summary presentation of this information.

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Shareholder Communication                MD&A-4                  January 21, 2004

Integrity and Trust In the final analysis, investors make judgments about organizations and the persons who manage and operate them. There can and should be a strong faith and trust factor that develops over time. Our investment record is based upon extensive research efforts. The process to improve our research efforts is a continuing one, particularly with respect to addressing the implementation of what we know to the investment selection process. The management believes that its organization and people are at the highest level of proficiency now than at any time in our entire relationship with the Fund.

Respectfully submitted,

/s/ Edson L. Bridges II

Edson L. Bridges II

Chairman

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Shareholder Communication                 MD&A-5                 January 21, 2004

Year	BIF	S & P 500

1993	10,000.00	10,000.00
1994	10,027.83	10,135.54
1995	13,129.63	13,930.26
1996	15,498.34	17,121.01
1997	18,956.59	22,825.73
1998	24,162.79	29,335.65
1999	33,562.97	35,500.64
2000	28,835.75	32,266.79
2001	23,389.61	28,448.99
2002	17,509.29	22,176.53
2003	23,783.28	28,526.21

(Amounts in table above represent year-end market values, and are plotted as data points on a line graph in the actual annual shareholder report.)

Average Annual Total Return for Bridges Investment Fund, Inc.:

1 Year - 35.83%

5 Year - 0.32%

10 Year 9.05%

Past Performance is not predictive of future performance.

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Shareholder Communication            MD&A-6                       January 21, 2004

INFORMATION SUPPORTING AND SETTING QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions

  The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

  The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

  The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

  All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor's 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.

  Reinvestment fees for dividend and capital gains distributions were deducted before reinvestment in shares of the Fund. The Standard & Poor's 500 Composite Index was not charged with any brokerage commissions, reinvestment fees, or operating expenses.

Appropriate Index

The Fund is to select an "appropriate broad-based securities market index" that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are encouraged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management has investigated commercial paper, Treasury Bill, Treasury Note, Treasury Bond, and Corporate Bond indexes to cover those portfolio segments not invested in the common stock market. Some problems with comparable information have been encountered particularly with respect to the difficulty of matching income reinvestment dates in the indexes with the reinvestment calendar scheme in effect for the Fund. Therefore, the Fund's management has decided not to present the comparisons to the more narrow indices than the Standard & Poor's 500 Composite Stock Index.

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Shareholder Communication            MD&A-7                     January 21, 2004

Additional Disclosures

Information to Be Filed in N-CSR Report The Securities and Exchange Commission requires specific certifications by the Fund's principal officers with every report on Form N-CSR. The Fund's Chairman, President and Treasurer will provide his or her certification on a separate document, which certification will be filed as an exhibit to the Fund's Form N-CSR. Form N-CSR includes five items of information to be reported: Item 2. Code of Ethics, Item 3. Audit Committee Financial Expert, Item 4. Principal Accountant Fees and Services, Item 9. Controls and Procedures, and Item 10. Exhibits. The Fund's report on Form N-CSR is available, without charge, at the SEC's web site at http://sec.gov, and is also available, without charge, upon request to Mary Ann Mason at 1-800-939-8401.

Officers and Directors

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). In addition, the Fund's statement of additional information includes additional information about Fund directors and is available, without charge, upon request to Mary Ann Mason at 1-800-939-8401.

**The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund's investment adviser, Bridges Investment Counsel, Inc. Those individuals who are not "interested persons" are disinterested persons for this disclosure. Bridges Investment Fund, Inc. considers these proposed Board members to be "independent directors" exercising care, diligence and good business judgment with respect to the governance of the Fund.**

**Disinterested Persons

Also Known As Independent Directors**
Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
N. Phillips Dodge, Jr., 67 Director (1983 to present)

Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public Power District as of January 5, 2000, for a six year term.

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Shareholder Communication                MD&A-8                    January 21, 2004

John W. Estabrook, 76 Director (1979 to present)

Mr. Estabrook was the Chief Administrative Officer of the Nebraska Methodist Hospital and its holding company, Nebraska Methodist Health System, in Omaha, Nebraska, beginning June, 1959. Effective January 1, 1987, Mr. Estabrook relinquished the position of President of Nebraska Methodist Hospital, assuming the Presidency of the Nebraska Methodist Health System until his retirement on August 31, 1992.

Jon D. Hoffmaster, 55 Director (1993 to present)

From 1987 to 1998 was employed by InfoUSA, where he served as President and Chief Operating Officer, Chief Financial Officer, Executive Vice President and director. From 1980 to 1987, Mr. Hoffmaster was President and Chief Executive Officer of First National Bank of Bellevue, Nebraska. Mr. Hoffmaster was deemed to be a "financial expert" within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto at the September 30, 2003 meeting of the independent directors of the Fund and the October 7, 2003 meeting of the Fund's Board of Directors. Mr. Hoffmaster has been designated as the Chairman of the Audit Committee effective April 13, 2004.

John J. Koraleski, 53 Director (1995 to present)

Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad's Operating Committee. Currently, Mr. Koraleski is Vice President-Finance and a Member of the Board of Trustees for Union Pacific Foundation. Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad's Chief Financial Officer, Controller of Union Pacific Corporation. In those positions, he was responsible for the Railroad's Information Technologies and Real Estate Departments. Mr. Koraleski was deemed to be a "financial expert" within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto at the September 30, 2003 meeting of the independent directors of the Fund and the October 7, 2003 meeting of the Fund's Board of Directors. Mr. Koraleski has been designated as the Lead Independent Director of the Fund effective April 13, 2004.

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Shareholder Communication              MD&A-9                      January 21, 2004

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

Gary L. Petersen, 60 Director (1987 to present)

Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen has been designated as the Chairman of the Fund's Administration and Nominating Committee effective April 13, 2004.

John T. Reed, 60 Director (1999 to present)

Mr. Reed is Chairman of HMG Properties of Omaha, Nebraska, and a member of the Board of Directors of Level 3 Communications, Inc., Alegent Health and McCarthy Group, Inc. Mr. Reed was formerly a partner with an international public accounting firm for 32 years before retiring in August, 1996. Mr. Reed was deemed to be a "financial expert" within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto at the September 30, 2003 meeting of the independent directors of the Fund and the October 7, 2003 meeting of the Fund's Board of Directors.

Roy A. Smith, 69 Director (1976 to present)

Mr. Smith was President of H. P. Smith Motors, Inc. for decades until the Company was sold to a new owner in the Third Quarter of 1997. Mr. Smith is currently President of Old Mill Toyota of Omaha, Nebraska, and is a director of the Mid City Bank of Omaha. Mr. Smith has been designated as the Lead Independent Director of the Fund through April 13, 2004.

Janice D. Stoney, 63 Director (1999 to present)

Mrs. Stoney retired as Executive Vice President, Total Quality System, US WEST Communications in December, 1992. Mrs. Stoney began her career within the telephone industry as a service representative with the Northwestern Bell Telephone Company in August, 1959. Mrs. Stoney earned various officer positions that culminated in becoming President of Northwestern Bell Telephone Company from 1987 to 1989 and President of the Consumer Division of US WEST from 1989 to 1991. During her business career, Mrs. Stoney has served on the Board of Directors of the Federal Reserve Bank, Tenth District, Omaha Branch, from 1984 to 1988; the Northwestern Bell Telephone Company, 1985 to 1990; Tennant Company located in Minneapolis, Minnesota from 1986 to 1995; and US WEST Communications Group, Inc. 1989 to 1992. Mrs. Stoney currently serves on the Board of Directors of the Whirlpool Corporation, headquartered in Benton Harbor, Michigan where she has served since 1987. She was elected in 1999 as a Director of Williams Cos. headquartered in Tulsa, Oklahoma.

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Shareholder Communication        MD&A-10               January 21, 2004

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
L.B. Thomas, 67 Director (1992 to present)

Mr. Thomas retired in October, 1996, from ConAgra, Inc. He retired as Senior Vice President, Risk Officer and Corporate Secretary for ConAgra, Inc., headquartered in Omaha, Nebraska. ConAgra had sales of approximately $25 billion world-wide and was the second largest processor of food products in the United States when Mr. Thomas retired. He was also a member of ConAgra's Management Executive Committee. Mr. Thomas joined ConAgra as assistant to the Treasurer in 1960. He was named Assistant Treasurer in 1966; Vice President, Finance in 1969; Vice President, Finance and Treasurer in 1974; added the Corporate Secretary responsibility in 1982; and became Senior Vice President in 1991. Mr. Thomas is a director of Lozier Corp. located in Omaha, Nebraska and the Exchange Bank of Mound City, Missouri, and a member and treasurer of the Nebraska Methodist Health System Board of Directors.

John K. Wilson, 49 Director (1999 to present)

Mr. Wilson is President of Durham Resources, LLC. Durham Resources, LLC is a privately held investment company headquartered in Omaha, Nebraska. Mr. Wilson commenced his career with Durham Resources, LLC in February, 1983. Prior to becoming President in May, 1994, Mr. Wilson served in the position of Secretary-Treasurer and Vice President-Finance. Mr. Wilson currently serves on the Advisory Board, U.S. Bank National Association, Omaha, Nebraska and as a director of MDU Resources Group, Inc. headquartered in Bismarck, North Dakota.

Frederick N. Backer, 71** Director (1979 to present)

Mr. Backer is currently President of JAT Investments, Limited, formerly JAT Corp., a private investment concern that operated a restaurant for twenty-five years. His responsibilities as President of JAT Corp. commenced in August, 1972.

Roger A. Kupka, 72** Director (1982 to present)

Mr. Kupka was the President and Chief Executive Officer and principal owner of Nebraska Builders Products Co. of Omaha, Nebraska. He held this position from 1969 until November, 1986, when he sold the company. During the past five years, Mr. Kupka served on the Board of Directors of PSI Group, which was one of the largest mail sorting companies in North America with over 800 employees and 12 operational centers throughout the U.S. In 2002, PSI Group was sold to Pitney-Bowes.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

** In accordance with the retirement policy of the Fund's Administration and Nominating Committee, Messrs. Backer and Kupka will not stand for reelection as directors and their terms will end at the Fund's 2004 Annual Meeting.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

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Shareholder Communication                MD&A-11                  January 21, 2004

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Edson L. Bridges II**, 71 (1) Chairman (1997 to present) Chief Executive Officer (1997 to present) Director (1963 to present)

Mr. Bridges became Chairman and Chief Executive Officer of Bridges Investment Fund, Inc. on April 11, 1997, after serving as President from September 28, 1970 through April 11, 1997. In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President and Director of Bridges Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services, Inc., a company that became Transfer Agent and Dividend Disbursing Agent effective October 1, 1987. Mr. Bridges is President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000, Director and Officer of Bridges Investment Management, Inc., an investment management firm.

Edson L. Bridges III**, 45 (4) President (1997 to present) Director (1991 to present)

Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than eight years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges has been Executive Vice President-Investments of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges has been President and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990.

** Edson L. Bridges II is the father of Edson L. Bridges III.

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Shareholder Communication         MD&A-12                       January 21, 2004

Additional Officers of the Fund

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Nancy K. Dodge, 42 Treasurer (1986 to present)

Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges Investment Management, Inc. since 1994. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily responsible for day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, and the auditor. Mrs. Dodge is an officer and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company.

Randall D. Greer, 52 Vice President (2003 to present)

Mr. Greer has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since December 1, 2002. Mr. Greer was the Chief Investment Officer of Westchester Capital Management, Inc. from November, 2000 through November, 2002. Between October, 1975 and February, 2000, Mr. Greer held several management positions with Kirkpatrick, Pettis, Smith, Polian Inc. in Omaha, Nebraska, most recently as a Principal. His responsibilities at Kirkpatrick Pettis included research, portfolio management and executive administration. Mr. Greer is a full-time member of the professional staff of Bridges Investment Counsel, Inc., and Bridges Investment Management, Inc. responsible for planning and administration as well as investment management for an expanding base of client accounts. Mr. Greer has also served as a Vice President of Bridges Investor Services, Inc. since April 8, 2003 and as a Vice President of Provident Trust Company since December 10, 2002.

Brian Kirkpatrick, 32 Vice President (2000 to present)

Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and Bridges Investment Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary management accounts, including the Fund, for several years. Mr. Kirkpatrick is also a Trust Assistant for Provident Trust Company.

Mary Ann Mason, 52 Secretary (1987 to present)

Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981 and Bridges Investment Management, Inc. since 1994. Mrs. Mason is also Corporate Secretary and Treasurer for Bridges Investment Counsel, Inc., Secretary, Treasurer and Trust Administrator for Provident Trust Company, Secretary and Treasurer for both Bridges Investor Services, Inc. and Bridges Investment Management, Inc., and a Director of Bridges Investor Services, Inc.

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Shareholder Communication            MD&A-13                        January 21, 2004

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

Linda Morris, 37 Assistant Treasurer (2000 to present)

Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges Investment Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. In recent years, Mrs. Morris has been the primary accounting person to determine the daily net asset value for the shares of the Fund. Mrs. Morris was elected Assistant Treasurer of the Fund in April, 1999. Mrs. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.

Kathleen J. Stranik, 60 Assistant Secretary (1995 to present)

Mrs. Stranik has been an employee of Bridges Investment Counsel, Inc. since January, 1986 and Bridges Investment Management, Inc. since 1994. Mrs. Stranik has functioned as an executive assistant to both Edson L. Bridges II and Edson L. Bridges III throughout her career with the Fund. Mrs. Stranik is Vice President of Administration for the Fund's investment manager, an officer and director of Bridges Investor Services, Inc., Assistant Secretary, Assistant Treasurer and Trust Officer for Provident Trust Company, and Assistant Secretary and Assistant Treasurer for Bridges Investment Management, Inc.

Trinh Wu, 46 Controller (2001 to present)

Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and accounting activities for 17 years in the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Mrs. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

The Directors as a group were initially paid a total of $18,450 by Bridges Investment Counsel, Inc. for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2003, which fees were reimbursed by the Fund in the calendar quarter that follows the actual attendance by the member of the Board for regular meetings and special or committee sessions.

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Shareholder Communication             MD&A-14                   January 21, 2004

The Officers as a group were not paid any compensation by the Fund for their services during 2003.

During the most recent fiscal year ended December 31, 2003, the Fund paid Bridges Investment Counsel, Inc., the Fund's investment adviser, $266,705.37 in fees under the investment advisory contract. During the most recent fiscal year ended December 31, 2003, the Fund paid Bridges Investor Services, Inc. $27,462.71 in fees for dividend disbursement, transfer agency, and certain report filings for deferred employee benefit plans and individual retirement accounts. These services are provided under a separate contract between the Fund and Bridges Investor Services, Inc. Edson L. Bridges II and Edson L. Bridges III are officers, directors and shareholders of Bridges Investment Counsel, Inc. and Bridges Investor Services, Inc.

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Item 2. Code of Ethics.

On October 7, 2003, the Fund Board of Directors adopted a code of ethics under Section 406 of Sarbanes-Oxley Act (the "Section 406 Code of Ethics"), which applies to the Fund's principal executive officer, principal financial officer, principal investment officer and principal accounting officer. During the period covered by this report, the Fund has not amended the Section 406 Code of Ethics or granted a waiver from any provision of the Section 406 Code of Ethics to any of its officers who are subject to such code. The Fund will provide copies of its Section 406 Code of Ethics to any person without charge upon written request at the office of the Fund, Attention: Mary Ann Mason, Secretary, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

In addition, since May 1, 1981, the Fund has had a more comprehensive code of ethics applying to all employees of the Fund and its investment adviser, and intended to comply with Rule 17j-1 under the Investment Company Act of 1940 (the "Rule 17 Code of Ethics"). The Rule 17 Code of Ethics has been amended and restated on several occasions to meet new conditions and regulatory requirements, with the most recent restated version adopted October 12, 1999. A major emphasis of the Rule 17 Code of Ethics is directed towards personal investment trading activities by employees of the investment adviser to the Fund, especially those persons who have access to decisions regarding the purchase and sale of securities by the Fund. The Fund's investment adviser has a compliance officer and a designated individual who monitor adherence by covered persons to the Rule 17 Code of Ethics for both the Fund and the investment adviser. In 2003, there were eight purchases and eighty-nine sale transactions, all of which were completed within the requirements of the Rule 17 Code of Ethics.

Item 3. Audit Committee Financial Expert.

After reviewing the qualifications of directors, both the independent directors of the Fund, and the Fund's Board of Directors have determined that the Fund has three audit committee financial experts as defined in paragraph (b) of this Item 3, Form N-CSR. The Fund's audit committee financial experts are Jon D. Hoffmaster, John J. Koraleski and John T. Reed. Each of the Fund's audit committee financial experts are "independent" for purposes of this item.

Item 4. Principal Accountant Fees and Services.

The information required by this item is incorporated by reference from the Fund's definitive proxy statement which will be filed within 120 days after the end of the fiscal year covered by this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Controls and Procedures.

Description of Fund Controls and Procedures Management assessment and evaluation responses that are made by the certifying officers are organized into two categories: Disclosure Controls and Procedures and Internal Controls and Procedures for Financial Reporting in Reports. Every investment company must establish new and maintain existing disclosure controls and procedures. These controls and procedures are intended to ensure that the Fund maintains sufficient capabilities for gathering, analyzing, and disclosing all information that is required to be disclosed in its reports in a timely fashion. Disclosure controls and procedures are required to be designed to develop the movement of material information known by an organization's employees along to the certifying officers, particularly during the period for and within which a required report is being prepared. As of the end of the fiscal period covered by the report, an evaluation must be carried out under the supervision and with the participation of the Fund's management, including the principal executive officer or officers and the principal financial officer or officers, or persons performing similar functions. These persons must report their conclusions about the effectiveness of the design and operation of the Fund's disclosure controls and procedures.

The disclosure controls and procedures of Bridges Investment Fund, Inc. have been designed to provide appropriate information for the Annual Report to Shareholders, the Proxy Statement, the Form N-SAR (Semi-Annual Report For Registered Investment Companies), the Form N-1A (the Prospectus, the Statement of Additional Information, and Other Information), and the Quarterly Reports to Shareholders, and the Written Statement of Shareholder related to Section 544 of the Internal Revenue Code and Treasury Regulation 1-852-7.

Bridges Investment Counsel, Inc., as investment manager for the Fund, has organized a Disclosure Controls and Procedures Committee, initially comprised of eleven persons. The Committee has defined its responsibilities and structures into the following areas: flow of information, work processes, control activities, general business practice guidelines, and the roles and responsibilities of the certifying officers.

The flow of information into reports commences with the reading, by at least two of the assigned responsible persons, of each item that requires a response as a part of a Form mandated by the Securities and Exchange Commission for filing by the Fund. These persons identify the sources of information for the item and gather the necessary content for disclosure. The preparation for each Form becomes a "project". The two or more individuals are assigned by Fund management based on skill, knowledge, and experience with the subjects to be covered and their prior involvement with the specific filing.

Work processes involve the creation of project papers and documentation with related statistical spreadsheets as appropriate as the basic threshold for the filing responses. Drafts of all text materials and statistical presentations are framed as the intermediate phase of work processes for filing of Forms. A final review by the responsible manager and a back-up person is made of the completed response(s). The finished document may then be forwarded to representatives of the Fund's auditing firm, attorneys, and to the certifying officers for review and for completion of the filing.

Control activities are performed by assigned readers and reviewers. These persons will include persons who worked on the project filing and individuals who had no involvement or familiarity with the subject disclosures. The first phase of this effort is designed to substantiate the completeness of the responses and the ability of the reader to understand the presentation about the subject. Grammar and spelling will be checked. The second initiative is the referencing of substantive statements and statistics back to sources within the Fund's documents and/or to the authority requirement for the disclosure within laws and regulations related thereto. Lastly, the filing of a report is subject to a final reading by each of the certifying officers and their delegated support persons within the disclosure controls and procedures structure of the Fund.

General business practice and procedures form the broad platform for the disclosure controls and procedure structure. These activities include document retention and retrieval project papers with supporting analysis saved in special folders, a complete range of reference documents to provide guidance for the content of responses, availability and adequate capability of information systems for use by staff personnel, dedicated and motivated human resources sufficient to complete normal daily business tasks and the extra load of regulatory assignments, training and leadership roles, selection of professional persons outside the Fund's organization for knowledgeable assistance, membership in industry associations to monitor trends, and other factors. Two general business practices of Bridges Investment Counsel, Inc. that strongly support the disclosure controls and procedures process are: duplicate copying of records of items of original entry and dual authorization signatures for corporate actions. These policies create and maintain a sizable body of information and cause involvement of and control by knowledgeable, responsible persons.

The roles and responsibilities of the certifying officers within the foregoing processes and structure are, sequentially, to define projects and assign preparers of the information for each filing and report, provide guidance and structure for the project, require accountability for performance including deadlines, coordination of activities among the various persons and departments, question and probe the results for accuracy and completeness, and, finally, approve and certify the filing of reports.

The foregoing text concludes the initial description for the Disclosure Controls and Procedures for Bridges Investment Fund, Inc. This text will be made available to shareholders in the future upon request made to Mary Ann Mason, Corporate Secretary.

(a) The Fund's disclosure controls and procedures are effective in the opinion of the Chief Executive Officer, Edson L. Bridges II, the President Edson L. Bridges III, and the Treasurer, Nancy K. Dodge, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report. These conclusion were reached independently by each person after performing the various controls and procedures activities described above.

(b) There were no significant changes in the Fund's internal controls or any other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

On January 20, 2004, the three certifying officers of the Fund provided a letter dated January 16, 2004 to Deloitte & Touche LLP, auditors for the Fund, and a letter dated January 16, 2004 to the Audit Committee of Bridges Investment Fund, Inc. that stated there were no material weaknesses in the Fund's system of internal controls and procedures. These letters further stated that there had been no changes made to the Fund's internal controls and procedures. Both representations applied to an evaluation period of December 31, 2003.

Item 10. Exhibits.

(a) Fund Code of Ethics, as adopted by the Fund Board of Directors on October 7, 2003, pursuant to Section 406 of Sarbanes-Oxley Act are filed herewith.

(b) Certifications required by Item 10(b) of Form N-CSR and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.